UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 14, 2023

Peakstone Realty Trust
(Exact name of registrant as specified in its charter)

Commission File Number:  000-55605

Maryland	46-4654479
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1520 E. Grand Avenue, El Segundo, CA 90245
(Address of principal executive offices, including zip code)

(310) 606-3200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
____________________	_________________	____________________
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 14, 2023, Kevin A. Shields, Kathleen S. Briscoe, Ranjit M. Kripalani, James F. Risoleo and J. Grayson Sanders each communicated his or her intention to resign from the Board of Trustees (the “Board”) of Peakstone Realty Trust (the “Company”), subject to, and effective immediately prior to, the listing of the Company’s common shares on the New York Stock Exchange (the “Listing”). These resignations are part of a Board refreshment process being implemented in connection with the Listing. None of the resignations are due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
On March 14, 2023, the Board approved the appointments of Casey Wold and Carrie DeWees as trustees of the Company to fill two of the vacancies on the Board resulting from the Board resignations described above, subject to and effective immediately following the effectiveness of the above-described Board resignations and prior to the Listing. Each new trustee will serve until the 2023 annual meeting of shareholders and until his or her successor is duly elected and qualified.
Upon their appointment to the Board, each new trustee will also become a member of each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of the Board, and Mr. Wold will serve as non-executive Chairman of the Board. Mr. Wold and Ms. DeWees will receive non-employee trustee compensation commensurate with the Company’s other non-employee trustees pursuant to the Company’s non-employee trustee compensation policy, as the same may be revised from time to time.
The Board also determined to reduce the size of the Board to five members following the effectiveness of the above-described Board resignations and effective immediately prior to the Listing.
Mr. Wold, age 65, founded and has served as Chief Executive Officer and Managing Partner of Vanderbilt Office Properties, a real estate investment and management company, since 2014. From 2004 to 2014, Mr. Wold served as Senior Managing Director of Tishman Speyer, an international real estate company, and was a member of its Investment and Management committees. From 1995 to 2002, Mr. Wold served as President of TrizecHahn Office Properties, from 2002 to 2004 as Chief Investment Officer and Chief Operating Officer of Trizec Properties when this U.S. subsidiary went public in 2002, and Executive Vice President and the head of the US Acquisition Group for Equity Office Properties from 1987 to 1995. Mr. Wold has previously served on the boards of Trizec Properties (NYSE) and Captivate Networks, Inc. and most recently with CTO Realty Growth, Inc. (NYSE), serving on the Governance and Compensation Committees. He received his Bachelor of Science degree in Finance from the University of Illinois and a M.S. in Real Estate from Southern Methodist University.
Ms. DeWees, age 59, has served as a Managing Principal of Allstate Investments since 2011 where she manages an approximately $800 million commercial real estate portfolio including industrial, multi-family, retail, office and self-storage assets. Ms. DeWees also served as Director of Asset Management of Allstate’s direct $1.0 billion portfolio from 2012 to 2021. Prior to joining Allstate, Ms. DeWees spent the majority of her career working for real estate investment advisors including JMB Realty, Heitman, Henderson Global Investors and American Realty Advisors. At those firms she held positions in acquisitions/dispositions, asset management, portfolio management and investor relations. She holds a Bachelor of Science degree in Accounting and an MBA in Real Estate/Finance and is a registered certified public accountant.
The Board has determined that each of Mr. Wold and Ms. DeWees is an independent trustee. There are no transactions in which Mr. Wold or Ms. DeWees had or will have an interest that require disclosure under Item 404(a) of Regulation S-K.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 14, 2023, the Board amended and restated the existing bylaws of the Company (“Existing Bylaws”), effective as of, and subject to the occurrence of, the Listing. The amendments to the Existing Bylaws effect the following:
•Allow special meetings of the shareholders of the Company to be called by shareholders representing a majority of all votes entitled to be cast on a matter and by the chairman of the board, and eliminate the right of independent trustees to call a special meeting of shareholders.

•Modify the advance notice provisions by requiring that shareholders submit a notice of nomination for trustees or other business to be presented at the Company’s annual meeting of shareholders no earlier than 150 days and no later than 120 days prior to the first anniversary of the Company’s proxy statement for the preceding year (currently, such notice is required to be delivered no earlier than 90 days and no more than 120 days prior to the first anniversary of the mailing of the notice of the meeting for the preceding year’s annual meeting).
•Modify the advance notice provisions to reflect certain procedural requirements related to the Securities and Exchange Commission’s recently adopted “universal proxy” rules, as well as certain technical, conforming and clarifying changes in connection therewith, including the following:
i.Inclusion of a requirement that no shareholder or associated person may solicit proxies in support of any nominee(s) unless such shareholder complies with Rule 14a-19 under the Exchange Act, in connection with the solicitation of such proxies,
ii.Expansion of the scope of disclosures required by a proposing shareholder seeking to submit a trustee nomination to include a representation as to whether the shareholder or any associated person intends to solicit proxies in support of trustee nominees other than individuals nominated by the board, in compliance with the requirements of Rule 14a-19 under the Exchange Act, and
iii.Inclusion of a restriction that shareholders are not entitled to submit more nominees than the number of trustees to be elected and may not submit additional or substitute nominees after the trustee nomination submission deadline described in the bylaws.
•Modify the voting standard with respect to the election of trustees, from requiring the approval of a majority of outstanding shares entitled to cast a vote who are present in person or by proxy at the meeting of shareholders, to a plurality voting standard.
•Provide that any actions required or permitted to be taken at any meeting of shareholders may be approved by the unanimous written consent of the shareholders, in accordance with Maryland law.
•Eliminate the ability of shareholder to remove a trustee without cause, consistent with the Company’s existing Declaration of Trust.
•Expressly provide that the Company has the ability to approve interested trustee transactions in accordance with applicable provisions of Maryland law.
•Permit shareholders to amend, alter or repeal the bylaws by the affirmative vote of a majority of all votes entitled to be cast on a matter.
•Update the exclusive forum provision to provide that legal actions arising under the Securities Act of 1933 be brought in U.S. federal district courts, unless the Company consents in writing to the selection of an alternative forum.
•Include a requirement that trustee resignations (or a decision not to stand for re-election) must be provided in writing to the secretary of the Company.
•Eliminate the board’s option to close the share transfer books in lieu of fixing a record date and require that the board set a record date for determining shareholders entitled to notice, vote, receive a dividend or for another purpose.
The amendments to the Existing Bylaws also incorporate certain other technical, modifying, and clarifying changes relating to, among, other things, officers entitled to conduct meetings, modifications to the trustee and officer rights and responsibilities, permit board committees to have a minimum of one trustee instead of two, and provide flexibility to appoint either an executive or non-executive chair of the board.
The summary above is not complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Bylaws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
Cautionary Statement Regarding Forward-Looking Statements
This report forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this report reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement.
The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: general economic and financial conditions; market volatility; inflation; any potential recession or threat of recession; interest rates; the impact of the work-from-home trends; recent and ongoing disruption in the debt and banking markets; occupancy, rent deferrals and the financial condition of the Company’s tenants; whether easing of the pandemic, work-from-home trends or other factors will impact the attractiveness of industrial and/or office assets; whether we will be successful in renewing leases as they expire; future financial and operating results, plans, objectives, expectations and intentions; expected sources of financing and the availability and attractiveness of the terms of any such financing; legislative and regulatory changes that could adversely affect our business; our future capital expenditures, operating expenses, net income, operating income, cash flow and developments and trends of the real estate industry; whether a listing of the Company will be completed; whether any such listing will maximize shareholder value; whether we will be successful in the pursuit of our business plan, including any dispositions; whether we will succeed in our investment objectives; any relationship between the trading price of our common shares at listing and our published net asset value; any fluctuation and/or volatility of the trading price of our common shares once listed; risks associated with our dependence on key personnel whose continued service is not guaranteed; risks related to the disruption of management’s attention from ongoing business operations due to pursuit of requirements related to being a listed company; whether we will comply with Sarbanes-Oxley as required of listed companies; and other factors, including those risks disclosed in Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s most recent Annual Report on Form 10-K and Part I, Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. The Company cautions investors not to place undue reliance on these forward-looking statements and urges you to carefully review the disclosures it makes concerning risks. While forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, they are not guarantees of future performance. The forward-looking statements speak only as of the date of this report. Furthermore, the Company disclaims any obligation to publicly update or revise any forward- looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.
Our shareholders are cautioned not to place undue reliance on any forward-looking statement in this report. All forward-looking statements are made as of the date of this report, and the risk that actual results will differ materially from the expectations expressed in this report may increase with the passage of time. In light of the significant uncertainties inherent in the forward-looking statements in this report, the inclusion of such forward-looking statements should not be regarded as a representation by us or any other person that the objectives and plans set forth in this report will be achieved.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Peakstone Realty Trust

Date: March 20, 2023	By:	/s/ Javier F. Bitar
Javier F. Bitar
Chief Financial Officer and Treasurer